Booz Allen Hamilton Third Quarter Fiscal 2013 January 30, 2013 Exhibit 99.2

Curt Riggle
Director, Investor Relations
Introduction
Today’s Agenda
Ralph Shrader
Chairman, Chief Executive Officer and President
Management
Overview
Sam Strickland
Executive Vice President and Chief Financial Officer
Financial
Overview
Questions and
Answers

Disclaimers

Forward Looking Safe Harbor Statement
The following information includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Examples of forward-looking statements include information concerning Booz Allen’s preliminary financial results, financial outlook and guidance, including projected Revenue, Diluted EPS, and Adjusted Diluted EPS, as well as any other statement that does not directly relate to any historical or current fact.  In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,”
“forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology.  Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These risks and other factors include: cost cutting and efficiency initiatives and other efforts to reduce U.S. government spending, including automatic sequestration required by the Budget Control Act of 2011, as amended by the American Taxpayer Relief Act of 2012, which could reduce or delay funding for orders for services especially in the current political environment; delayed funding of our contracts due to delays in the completion of the U.S. government’s budgeting process and the use of continuing resolutions by the U.S. government to fund its operations or related changes in the pattern or timing of government funding and spending; (including potential cuts associated with sequestration or other budgetary cuts made in lieu of sequestration); current uncertainty around the timing, extent, and nature of Congressional and other U.S. government action to address budgetary constraints, the U.S. government’s ability to incur indebtedness in excess of its current limit and the U.S. deficit; any issue that compromises our relationships with the U.S. government or damages our professional reputation; changes in
U.S. government spending and mission priorities that shift expenditures away from agencies or programs that we support; the size of our addressable markets and the amount of U.S.
government spending on private contractors; failure to comply with numerous laws and regulations; our ability to compete effectively in the competitive bidding process and delays caused by competitors’ protests of major contract awards received by us; the loss of General Services Administration Multiple Award Schedule Contracts, or GSA schedules, or our position as prime contractor on Government-wide acquisition contract vehicles; changes in the mix of our contracts and our ability to accurately estimate or otherwise recover expenses, time and resources for our contracts; our ability to generate revenue under certain of our contracts; our ability to realize the full value of our backlog and the timing of our receipt of revenue under contracts included in backlog; changes in estimates used in recognizing revenue; any inability to attract, train or retain employees with the requisite skills, experience and security clearances; an inability to hire, assimilate and deploy enough employees to serve our clients under existing contracts; an inability to timely and effectively utilize our employees; failure by us or our employees to obtain and maintain necessary security clearances; the loss of members of senior management or failure to develop new leaders; misconduct or other improper activities from our employees or subcontractors; increased competition from other companies in our industry; failure to maintain strong relationships with other contractors; inherent uncertainties and potential adverse developments in legal or regulatory proceedings, including litigation, audits, reviews and investigations, which may result in materially adverse judgments, settlements, withheld payments, penalties or other unfavorable outcomes including debarment, as well as disputes over the availability of insurance or indemnification; internal system or service failures and security breaches, including, but not limited to, those resulting from external cyber attacks on our network and internal systems; risks related to changes to our operating structure, capabilities, or strategy intended to address client needs, grow our business or respond to market developments; risks associated with new relationships, clients, capabilities, and service offerings in our U.S. and international businesses; failure to comply with special U.S. government laws and regulations relating to our international operations; risks related to our indebtedness and credit facilities which contain financial and operating covenants; the adoption by the U.S. government of new laws, rules and regulations, such as those relating to organizational conflicts of interest issues; our ability to realize the expected benefits from our acquisition of the DSES division of ARINC Incorporated; risks related to future acquisitions; an inability to utilize existing or future tax benefits, including those related to stock-based compensation expense, for any reason, including a change in law; and variable purchasing patterns under U.S. government GSA schedules, blanket purchase agreements and Indefinite Delivery/Indefinite Quantity contracts.  Additional information concerning these and other factors can be found in our filings with the Securities and Exchange
Commission (SEC), including our Annual Report on Form 10-K, filed with the SEC on May 30, 2012. All forward-looking statements attributable to Booz Allen or persons acting on Booz Allen’s behalf are expressly qualified in their entirety by the foregoing cautionary statements.  All such statements speak only as of the date made and, except as required by law, Booz Allen undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
Note Regarding Non-GAAP Financial Data Information
Booz Allen discloses in the following information Adjusted Operating Income, Adjusted EBITDA, Adjusted Net Income,  Adjusted Diluted EPS, and Free Cash Flow which are not recognized measurements under GAAP, and when analyzing Booz Allen’s performance or liquidity as applicable, investors should (i) evaluate each adjustment in our reconciliation of Operating and Net
Income to Adjusted Operating Income, Adjusted EBITDA and Adjusted Net Income, and cash flow to free cash flow, and the explanatory footnotes regarding those adjustments, and (ii) use
Adjusted EBITDA, Adjusted Net Income, Adjusted Operating Income, and Adjusted Diluted EPS in addition to, and not as an alternative to operating income, net income or Diluted EPS as a measure of operating results with cash flow in addition to and not as an alternative to net cash generated from operating activities as a measure of liquidity, each as defined under GAAP.  The
Financial Appendix includes a reconciliation of Adjusted Operating Income, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow to the most directly comparable financial measure calculated and presented in accordance with GAAP.  Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen’s performance, long term earnings potential, or liquidity, as applicable and to enable them to assess Booz Allen’s performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry.

Fiscal Year-to-Date 2013
Business Highlights
Leading from the center and telling it straight
Delivering differentiated capabilities and culture
Focusing on factors we can control in this uncertain environment:
– Top quality work and client service
– Operational excellence
– Financial management and capital deployment
Scaling engineering capabilities organically and inorganically
Building and investing for the future

Fiscal Year-to-Date 2013
Operational Highlights
Managing in uncertain times with focus on:
– Capacity
– Staff deployment
– Unbillable costs
– Infrastructure costs
Continuing margin expansion and growth in adjusted earnings
Investing in growth areas for the long term

Key Financial Highlights
Preliminary Third Quarter Fiscal 2013 Results
Comparisons are to prior fiscal year period

(1) Includes $1.53 billion of total backlog from our acquisition of the Defense Systems Engineering and Support
(DSES) division of ARINC Incorporated.
Revenue $1.39 billion Down 3.5%
Adjusted Net Income $59.7 million Up 5.9%
Net Income $56.2 million Down 10.6%
Adjusted EBITDA $135.8 million Up 13.1%
Adjusted Diluted EPS $0.41/share Up from $0.40/share
Diluted EPS $0.38/share Down from $0.44/share
Total Backlog $12.92 billion Up 5.8%
(1)

Vision 2020 Strategy
Based on an assessment of the market – what and how clients buy
Designed to foster Booz Allen’s differentiated culture of collaboration
Revised organization design to drive innovation and integration across all markets
April 1 implementation to coincide with the start of our Fiscal 2014

Outlook
Fiscal 2013 Outlook
(1)
Revenue growth forecast:
Down Low Single Digits
for the Full Fiscal 2013
Diluted EPS forecast (2) :
$1.40 - $1.45
Adjusted Diluted EPS
forecast (2) :
$1.60 - $1.65

(1) Inclusive of DSES acquisition
(2) Full Fiscal Year 2013 Estimated Weighted Average Diluted Share Count:  145.0 million

Financial Appendix 8

Booz Allen Hamilton Holding Corporation
Non-GAAP Financial Information
“Adjusted Operating Income” represents Operating Income before (i) certain stock option-based and other equity-
based compensation expenses, (ii) adjustments related to the amortization of intangible assets, and (iii) any extraordinary, unusual, or non-recurring items.  Booz Allen prepares Adjusted Operating Income to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature.
“Adjusted EBITDA” represents net income before income taxes, net interest and other expense and depreciation and amortization and before certain other items, including: (i) certain stock option-based and other equity-based compensation expenses, (ii) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments, and (iii) any extraordinary, unusual or non-recurring items. Booz Allen prepares Adjusted EBITDA to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature.
“Adjusted Net Income” represents net income before: (i) certain stock option-based and other equity-based compensation expenses, (ii) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments, (iii) adjustments related to the amortization of intangible assets, (iv) amortization or write-off of debt issuance costs and write-off of original issue discount and (v) any extraordinary, unusual or non-recurring items, in each case net of the tax effect calculated using an assumed effective tax rate. Booz Allen prepares Adjusted Net
Income to eliminate the impact of items, net of taxes, it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature.
“Adjusted Diluted EPS” represents Diluted EPS calculated using Adjusted Net Income as opposed to Net Income.
Additionally, Adjusted Diluted EPS does not contemplate any adjustments to Net Income as required under the two-class method of calculating EPS as required in accordance with GAAP.
“Free Cash Flow” represents the net cash generated from operating activities less the impact of purchases of property and equipment.

Booz Allen Hamilton Holding Corporation
Non-GAAP Financial Information

(Unaudited and in thousands, except share and per share data)
Three Months Ended
December 31,
Nine Months Ended
December 31,
2012 2011 2012 2011
Adjusted Operating Income
Operating Income $116,596 $98,188 $333,361 $289,975
Certain stock-based compensation expense (a) 1,086 2,418 4,944 11,589
Amortization of intangible assets (b) 3,125 4,091 9,384 12,273
Transaction expenses (c) - - 2,725  -
Adjusted Operating Income $120,807 $104,697 $350,414 $313,837
EBITDA & Adjusted EBITDA
Net income $56,184 $62,860 $164,245 $189,328
Income tax expense 38,815 23,531 110,636 67,971
Interest and other, net 21,597 11,797 58,480  32,676
Depreciation and amortization 18,127  19,530 54,243 55,924
EBITDA 134,723 117,718 387,604 345,899
Certain stock-based compensation expense (a) 1,086 2,418 4,944 11,589
Transaction expenses (c) - - 2,725 -
Adjusted EBITDA $135,809 $120,136 $395,273 $357,488
Adjusted Net Income
Net income $56,184 $62,860 $164,245 $189,328
Certain stock-based compensation expense (a) 1,086 2,418 4,944 11,589
Transaction expenses (c) - - 2,725 -
Amortization of intangible assets (b) 3,125 4,091 9,384 12,273
Amortization or write-off of debt issuance
costs and write-off of original issue discount
1,667 1,202 11,493 3,602
Net gain on sale of state and local transportation business (d) - - - (5,681)
Release of income tax reserves (e) - (11,085) - (35,133)
Adjustments for tax effect (f) (2,351) (3,084)   (11,419) (10,985)
Adjusted Net Income $59,711 $56,402 $181,372 $164,993
Adjusted Diluted Earnings Per Share
Weighted-average number of diluted shares outstanding 145,063,515 141,799,725 144,116,057 140,996,611
Adjusted Net Income per diluted share (g) $0.41 $0.40 $1.26 $1.17
Free Cash Flow
Net cash provided by operating activities $9,186 $74,902 $398,934 $252,019
Less: Purchases of property and equipment (6,282) (21,918) (20,657) (65,558)
Free Cash Flow $2,904 $52,984 $378,277 $186,461
(a) Reflects stock-based compensation
expense for options for Class A Common
Stock and restricted shares, in each case,
issued in connection with the Acquisition of
our Company by The Carlyle Group (the
Acquisition) under the Officers' Rollover
Stock Plan.  Also reflects stock-based
compensation expense for Equity Incentive
Plan Class A Common Stock options
issued in connection with the Acquisition
under the Equity Incentive Plan.
(b) Reflects amortization of intangible
assets resulting from the Acquisition.
(c) Reflects debt refinancing costs incurred
in connection with the Recapitalization
Transaction consummated on July 31,
2012.
(d) Nine months ended December 31, 2011
reflects the gain on sale of our state and
local transportation business, net of the
associated tax benefit of $1.6 million.
(e) Reflects the release of income tax
reserves.
(f) Reflects tax effect of adjustments at an
assumed marginal tax rate of 40%.
(g) Excludes an adjustment of
approximately $475,000 and $9.0 million of
net earnings for the three and nine months
ended December 31, 2012, respectively,
associated with the application of the two-
class method for computing diluted
earnings per share.